                                                                   EXHIBIT 10.56

              COMMERCIAL MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

         THIS MORTGAGE is made this 29th day of August, 1996, by MCCLAIN OF ALABAMA, INC., a Michigan corporation ("Borrower"), whose address is 6200 Elmridge, Sterling Heights, Michigan 48310, to Standard Federal Bank, a federal savings bank ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

         Borrower is justly indebted to Standard Federal in the principal amount of Eight Million Seven Hundred Nine Thousand Four Hundred Seven Dollars ($8,709,407), together with interest thereon in accordance with a Promissory Note (Term Loan) in the principal amount of $5,300,000 from Borrower to Standard Federal of even date herewith, and a Promissory Note (Term Loan) in the original principal amount of $3,578,852.00, dated July 17, 1996, on which the current outstanding principal balance as of the date hereof is $3,409,407,the liability under which (as well as other indebtedness) the Borrower has assumed pursuant to a Loan Modification and Assumption Agreement of even date herewith (the foregoing promissory notes are herein collectively referred to as the "Note").

         Notwithstanding anything to the contrary contained herein: (1) the maximum principal amount of indebtedness secured by this Mortgage shall not exceed $2,000,000.00 (the "Maximum Principal Amount"); (2) the Maximum Principal Amount of indebtedness secured by this Mortgage shall be deemed to be the first principal indebtedness to be advanced and the last principal indebtedness to be repaid; (3) the security afforded by this Mortgage for the indebtedness shall not be reduced by any payments or other sums applied to the reduction of indebtedness so long as the total amount of outstanding principal indebtedness exceeds the Maximum Principal Amount, and thereafter shall be reduced only to the extent that any payments and other sums are actually applied by Standard Federal to reduce the outstanding principal indebtedness to an amount less than the Maximum Principal Amount; and (4) the limitation contained in this paragraph shall only pertain to the principal indebtedness secured by this Mortgage, and shall not be construed as limiting the amount of interest, fees, expenses, indemnified amounts, or other indebtedness (except principal indebtedness) secured hereby.

         THEREFORE, in order to secure payment of the principal and interest of such indebtedness according to the terms of the Note, and all other amounts payable by Borrower thereunder, and any and all extensions and renewals thereof, however evidenced, and the performance of the covenants and conditions hereof, Borrower does hereby grant, bargain, sell, assign and convey to Standard Federal, its successors and assigns forever, certain real property owned by Borrower and situated in the State of Alabama, as more particularly described in Exhibit "A" attached hereto (the "premises"), together
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with (1) all the estate, title, interest and rights of Borrower in and to the premises and all buildings and improvements of every kind and description now or hereafter placed upon the premises or any part thereof, (2) all heretofore or hereafter vacated alleys and streets abutting the premises, (3) all furniture, fixtures, equipment and appliances, regardless of their character as personal property, including, but not limited to, all lighting, heating, cooling, ventilating, air conditioning, plumbing, sprinkling, communicating and electrical systems, and machinery, appliances, fixtures and equipment pertaining thereto, awnings, stoves, refrigerators, dishwashers, disposals, incinerators, carpeting and drapes, and all other furniture, fixtures, equipment and appliances of every type, nature and description, owned by Borrower and now or at any time hereafter related to, affixed to, attached to, placed upon or used in any way in connection with the use, occupancy or operation of the premises (except leased equipment and trade fixtures which, in either case, are readily removable without damaging or reducing the value or utility of the premises or the improvements thereto), all of which furniture, fixtures, equipment and appliances shall be deemed to be a part of the premises and covered by the lien hereof, and (4) all of the rents, profits, and leases thereof and the tenements, hereditaments, easements, privileges and appurtenances thereto. (Any reference herein to the "Project" shall be deemed to apply to the above described premises and to such buildings, fixtures, furniture, equipment and appliances, and to the rents, profits and leases thereof, and to such tenements, hereditaments, easements, privileges and appurtenances, unless the context shall require otherwise.)

         To have and to hold the Project, with all of the tenements, hereditaments, easements, appurtenances and other rights and privileges thereunto belonging or in any manner now or hereafter appertaining thereto, for the use and benefit of and unto Standard Federal its successors and assigns upon the conditions hereinafter set forth.

         Borrower does hereby covenant, promise and agree to and with Standard Federal, which covenants, promises and agreements shall, to the extent permitted by law, be deemed to run with the land, as follows:

         1. Covenant to Pay Indebtedness. Borrower shall pay the principal and interest of Borrower's indebtedness to Standard Federal according to the terms of the Note and shall pay the indebtedness to Standard Federal according to the terms of any future advances secured by this Mortgage and shall pay all other amounts provided herein.

         2. Covenant of Title. At the time of the execution and delivery of this Mortgage, Borrower is well and truly seized of the Project in fee simple, free of all easements, liens and encumbrances whatever (other than those easements of record as of





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the date hereof and the rights of the public in any part of the Project used or taken for road purposes), and will forever warrant and defend the title to the Project unto Standard Federal, it successors and assigns, against any and all other claims whatever, and the lien created hereby is and will be kept as a first lien upon the Project and every part thereof, subject only to the foregoing exceptions.

         3. Taxes and Assessments. Until the debt secured hereby is fully satisfied, Borrower will pay all taxes, assessments and all other charges and encumbrances levied on the Project before any penalty for nonpayment attaches thereto, and will deliver to Standard Federal, upon request, official receipts showing such payment. Borrower also shall pay when due all taxes, assessments and other charges and encumbrances that may be levied upon or on account of this Mortgage or the indebtedness secured hereby or upon the interest or estate in the Project created or represented by this Mortgage, whether levied against Standard Federal or otherwise. In the event payment by Borrower of any tax referred to in the foregoing sentence would result in the payment of interest in excess of the rate permitted by law, then Borrower shall have no obligation to pay the portion of such tax which would result in the payment of such excess; provided, however, in such event, at any time after the enactment of a law providing for such tax, Standard Federal, at its option, may declare the entire principal balance of the indebtedness secured hereby, together with all interest thereon, to be due and payable immediately, without notice.

         4. Insurance. Until the debt secured hereby is fully satisfied, Borrower will keep the Project continuously insured against loss by fire, windstorm and other hazards, casualties and contingencies, including vandalism and malicious mischief, in such amounts and for such periods as may be required by Standard Federal. Borrower shall pay promptly when due all premiums for such insurance and deliver to Standard Federal, without request, receipts showing such payment. All insurance shall be carried in companies approved by Standard Federal and the policies and renewals thereof shall be held by, and pledged to, Standard Federal (unless Standard Federal shall direct or permit otherwise) as additional security hereunder, and shall have attached thereto a mortgagee clause acceptable to Standard Federal, making all loss or losses under such policies payable to Standard Federal, its successors and assigns, as its or their interest may appear. In the event of loss or damage to the Project, Borrower shall give immediate notice in writing by mail to Standard Federal, who may make proof of loss if not made promptly by Borrower.

         In the event the amount of the loss is $ 200,000.00 or less, the insurance proceeds shall be released to the Borrower, upon request by the Borrower. Borrower shall be obligated to use such proceeds to restore or repair the Project unless Standard Federal otherwise specifies in writing.





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        In the event the amount of the loss is greater than $ 200,000.00, each insurance company concerned is hereby authorized and directed upon request by Standard Federal, to make payment for such loss, to the extent of the indebtedness hereby secured, directly to Standard Federal instead of to Borrower and Standard Federal jointly. Provided there has occurred no Event of Default hereunder nor any event which with notice or the passage of time or both would become an Event of Default hereunder and further provided that Standard Federal shall reasonably determine that sufficient funds are available from insurance proceeds and any funds to be provided by Borrower to repair or restore the Project within a reasonable time and that such repair or restoration is economically feasible, Standard Federal agrees, upon request by the Borrower, to apply the insurance proceeds to repair or restore the Project, after reimbursement of all costs and expenses of Standard Federal in collecting such proceeds, subject to the following terms and conditions:

                 (a) Standard Federal shall retain all insurance proceeds in an escrow account bearing interest at pass book rates to be disbursed to pay the costs of repair or restoration in accordance with procedures reasonably established by Standard Federal.

                 (b) All plans and specifications for repair or restoration shall be approved by Standard Federal prior to the commencement of any repair or restoration, which approval shall not be unreasonably withheld or delayed.

                 (c) All repair or restoration shall be done by or under the direction of Borrower, shall be in accordance with the approved plans and specifications, shall be in a workmanlike manner free from all defects, shall be in compliance with all statutes, ordinances, rules and regulations applicable thereto and shall be completed free of all construction liens except those being contested in good faith by appropriate proceedings and with respect to which Borrower shall have provided Standard Federal satisfactory security.

                 (d) Standard Federal shall have the right, at Borrower's expense, to inspect all repairs and restoration and, if Standard Federal reasonably determines that any work or materials are not in conformity with the approved plans and specifications or other requirements of sub-paragraph (c) above, to stop the work and order replacement or correction thereof by Borrower.

                 (e) Standard Federal shall not be obligated to make disbursements more frequently than monthly and the remaining undisbursed proceeds shall always be sufficient to meet the total estimated remaining costs to complete the repair or restoration plus 10% of such costs.





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                 (f)      All insurance proceeds in excess of the amounts
         necessary to repair or restore the Project may be applied, at Standard Federal's option, to the outstanding principal balance under the Note (without penalty for prepayment), to fulfill any other covenant herein or any other obligation of Borrower to Standard Federal, or released to Borrower.

         In the event all of the conditions to the use of the insurance proceeds to repair or restore the Project which are outlined above are not satisfied, Standard Federal, at its option, may apply the insurance proceeds or any part thereof, first, toward reimbursement of all costs and expenses of Standard Federal in collecting such proceeds, and then, to the outstanding principal balance under the Note (without any penalty for prepayment), to fulfill any other covenant herein or any other obligation of Borrower to Standard Federal, or to the restoration or repair of the Project.

         Application by Standard Federal of any insurance proceeds to the outstanding principal balance under the Note shall not excuse Borrower from making the regularly scheduled payments due thereunder, nor shall such application extend or reduce the amount of such payments. In the event of foreclosure of this Mortgage or other transfer of title to the Project in extinguishment of the indebtedness secured hereby, all right, title and interest of Borrower in and to any insurance policies then in force shall pass to the purchaser or grantee and Borrower hereby appoints Standard Federal its attorney-in-fact, in Borrower's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

         5. Standard Federal's Right to Make Expenditures. Should an Event of Default occur hereunder as a result of Borrower's failure to pay any taxes or assessments or procure and maintain insurance or make necessary repairs to the Project, Standard Federal may pay such taxes and assessments, effect such insurance and make such repairs, and the monies so paid by it shall be a further lien on the Project, payable forthwith, with interest at the default rate set forth in the Note. Standard Federal may make advances pursuant to this paragraph or to paragraph 7 without curing the Event of Default and without waiving Standard Federal's right of foreclosure or any other right or remedy of Standard Federal under this Mortgage. The exercise of the right to make advances pursuant to this paragraph shall be optional with Standard Federal and not obligatory and Standard Federal shall not be liable in any case for failure to exercise such right or for failure to continue exercising such right once having exercised it. Borrower's failure to pay taxes and/or assessments assessed against the Project, or any installment thereof, or any insurance premium upon policies covering the Project or any part thereof, shall constitute waste (although the meaning of the term "waste" shall not necessarily be limited to such nonpayment), and shall entitle Standard Federal to all remedies provided for therein. Borrower further agrees to and





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does hereby consent to the appointment of a receiver under such statute, should
Standard Federal elect to seek such relief thereunder.

         6. Escrow for Taxes and Insurance. Standard Federal, after the occurrence of an Event of Default, shall be entitled to require Borrower to pay to Standard Federal monthly such amounts as Standard Federal from time to time estimates as necessary to create and maintain a reserve fund from which to pay before the same become due all taxes, assessments and other charges and encumbrances levied on the Project and premiums for insurance as are herein covenanted to be paid by Borrower and when such taxes, assessments and other charges and encumbrances and insurance premiums become due and payable, Standard Federal shall pay the same to the extent funds are available from the reserve fund; provided, however, that Standard Federal shall have no liability for any failure to so pay taxes, assessments and other charges and encumbrances or insurance premiums for any reason whatsoever. In the event that sufficient funds have not been deposited as aforesaid to cover the amount of such taxes, assessments and other charges and encumbrances and insurance premiums when the same become due and payable, Borrower shall forthwith upon request by Standard Federal pay such balance to Standard Federal. Standard Federal shall not be required to pay Borrower any interest or earnings whatever on the funds held by Standard Federal for the payment of such taxes, assessments and other charges and encumbrances or for the payment of insurance premiums, or on any other funds deposited with Standard Federal in connection with this Mortgage. Upon the occurrence of an Event of Default under this Mortgage, any of such monies then remaining on deposit with Standard Federal may be applied against the indebtedness hereby secured immediately upon or at any time after the occurrence of an Event of Default, and without notice to Borrower. Further, Standard Federal may make payments from any of such monies on deposit with Standard Federal for taxes, assessments, other charges or encumbrances or insurance premiums on or with respect to the Project notwithstanding that subsequent owners of the Project may benefit thereby.

         7. Waste and Inspection and Repair. Borrower will abstain from and will not suffer the commission of waste on the Project and will keep the buildings, improvements, fixtures, equipment and appliances now or hereafter thereon in good repair and will make replacements thereto as and when the same become necessary. Borrower will comply promptly with all laws, ordinances, regulations and orders of all public authorities having jurisdiction over the Project relating to the use, occupancy and maintenance thereof, and shall upon request promptly submit to Standard Federal evidence of such compliance. Nothing herein shall be deemed to prohibit Borrower from contesting the enforceability or applicability of any law, ordinance, regulation or order; provided, however, that Standard Federal, in its sole discretion, may require





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that Borrower comply with any such law, ordinance, regulation or order during the pendency of any such contest and all appeals therefrom. In the event the Project or any part thereof, in the sole reasonable judgment of Standard Federal, requires inspection, repair, care or attention of any kind or nature not theretofore provided by Borrower within 30 days after notice thereof from Standard Federal to Borrower, or within such longer time as may be necessary if the repair, care or attention is of a kind which cannot be completed in 30 days, provided that Borrower undertakes the repair, care or attention within 30 days after notice thereof from Standard Federal and thereafter diligently pursues the completion of same within a reasonable time, Standard Federal may (without being obligated to do so) enter or cause entry to be made upon the Project and inspect, repair, and/or maintain the same as Standard Federal may deem necessary or advisable, and may (without being obligated to do so) make such expenditures and outlays of money as Standard Federal may deem appropriate for the preservation of the Project. All expenditures and outlays of money made by Standard Federal pursuant hereto shall be secured hereby, shall be payable forthwith, and shall bear interest at the default rate provided in the Note. Standard Federal shall have the right at any time, and from time to time, to enter the Project for the purpose of inspecting the same. Borrower will not permit the Project or any portion thereof to be used for any unlawful purpose. No building or other improvement on any part of the Project shall be removed, demolished or materially altered without the prior written consent of Standard Federal, except that Borrower shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such personalty and equipment as from time to time may become worn out or obsolete, provided that (a) simultaneously with or prior to such removal, any such equipment shall be replaced with other new equipment of like kind and quality, free from any security interest, lien or encumbrances, and by such removal and replacement, Borrower shall be deemed to have subjected the replacement equipment to the lien of this Mortgage; and (b) any net cash proceeds received from such disposition shall be promptly paid over to Standard Federal to be applied to the outstanding principal balance under the Note, without any charge for prepayment.

         8. Events of Default. The occurrences listed below shall be deemed Events of Default hereunder and shall entitle Standard Federal, at its option and without notice except where required by law and as otherwise provided herein, to exercise any one or any combination of remedies described in paragraph 9 or otherwise available to Standard Federal:

                 (a) If any indebtedness of the Borrower to Standard Federal is not paid within 10 days after the date due, regardless of whether such indebtedness has arisen pursuant to the terms of the Note, or any loan agreement, promissory note,





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         mortgage, security agreement, guaranty, instrument or other agreement or otherwise.

                 (b) If any warranty or representation made by or for the Borrower and/or any endorser or guarantor of the Note ("Guarantor") in connection with the loan(s) evidenced thereby, or if any financial data or any other information now or hereafter furnished to Standard Federal by or on behalf of the Borrower and/or any Guarantor shall prove to be false, inaccurate or misleading in any material respect, and such default is not cured within 15 days after written notice to the Borrower of such default.

                 (c) If the Borrower and/or any Guarantor shall fail to perform any obligation or covenant hereunder, or shall fail to comply with any of the provisions of the Note or of any loan agreement or other agreement with Standard Federal to which it may be a party, and such failure is not cured within 15 days after written notice to the Borrower of such failure.

                 (d) If any other Event of Default shall occur under the Note.

                 (e) If foreclosure or other proceedings to enforce any second mortgage or any junior security interest, lien or encumbrance of any kind upon the Project or any portion thereof are instituted and are not dismissed, or insured against or bonded over in a manner reasonably acceptable to Standard Federal within ninety (90) days.

                 (f) If Borrower fails to substantially comply with all of the material terms, covenants and provisions of any and all leases or other agreements, documents or restrictions that now encumber, affect or pertain to the Project or any portion thereof.

         9. Remedies. Immediately upon the occurrence of an Event of Default defined in paragraph 8, Standard Federal shall have the option, in addition to and not in lieu of or substitution for, all other rights and remedies provided by law, to do any or all of the following:

                 (a) Without notice except as expressly required by law, to declare the principal sum secured by this Mortgage, with all interest thereon and all other sums secured hereby, to be immediately due and payable, and if the same is not paid on demand, at Standard Federal's option, to bring suit therefor; to demand payment of and if the same is not paid on demand, to bring suit for any delinquent installment payment under the Note or otherwise; to take any and all steps and institute any and all other proceedings that Standard Federal deems





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

         necessary to enforce the indebtedness and obligations secured hereby and to protect the lien of this Mortgage.

                 (b) Upon the occurrence of any Event of Default arising out of the existence of any lien upon the Project, Standard Federal shall have the right (without being obligated to do so or to continue to do so), without notice to Borrower, to advance on and for the account of Borrower such sums as Standard Federal in its sole discretion deems necessary to cure such Event of Default or to induce the holder of any such lien to forbear from exercising its rights thereunder. The repayment of all such advances, with interest thereon at the default rate set forth in the Note from the date of each such advance, shall be secured hereby and shall be immediately due and payable without demand.

                 (c) Judicial Proceedings: Right to Receiver. If an Event of Default exists, Standard Federal, in lieu of or in addition to exercising the power of sale hereinafter given, may proceed by suit to foreclose its Lien on the Project, to sue the Borrower for damages on account of said default, for specific performance of any provision contained herein, or to enforce any other appropriate legal or equitable right or remedy. Standard Federal shall be entitled, as a matter of right (upon bill filed or other proper legal proceedings being commenced for the foreclosure of this Mortgage, to the extent required by law), to the appointment by any competent court or tribunal, without notice to the Borrower or any other party, of a receiver of the rents, issues, profits and revenues of the Project, with power to lease and control the Project and with such other powers as may be deemed necessary.

                 (d) Power of Sale. If an Event of Default exists, this Mortgage shall be subject to foreclosure and may be foreclosed as now provided by law in case of past-due mortgages, and Standard Federal shall be authorized, at its option, whether or not possession of the Project is taken, to sell the Project (or such part or parts thereof as Standard Federal may from time to time elect to sell) under the power of sale which is hereby given to Standard Federal, at public outcry, to the highest bidder for cash, at the front or main door of the courthouse of the county in which the premises to be sold, or a substantial and material part thereof, is located, after first giving notice by publication once a week for three successive weeks of the time, place and terms of such sale, together with a description of the Project to be sold, by publication in some newspaper published in the county or counties in which the premises to be sold is located. If there is premises to be sold in more than one county, publication shall be made in all counties where the premises to be sold is located, but if no newspaper is published in any such county, the notice shall be published in a newspaper





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         published in an adjoining county for three successive weeks.  The sale shall be held between the hours of 11:00 a.m. and 4:00 p.m. on the day designated for the exercise of the power of sale hereunder. Standard Federal may bid at any sale held under this Montage and may purchase the Project, or any part thereof, if the highest bidder therefor. The purchaser at any such sale shall be under no obligation to see to the proper application of the purchase money. At any sale all or any part of the Project, real, personal or mixed, may be offered for sale in parcels or en masse for one total price, and the proceeds of any such sale en masse shall be accounted for in one account without distinction between the items included therein and without assigning to them any proportion of such proceeds, the Borrower hereby waiving the application of any doctrine of marshalling or like proceeding. In case Standard Federal, in the exercise of the power of sale herein given, elects to sell the Project in parts or parcels, sales thereof may be held from time to time, and the power of sale granted herein shall not be fully exercised until all of the Project not previously sold shall have been sold or all the obligations secured by this Mortgage shall have been paid in full and this Mortgage shall have been terminated as provided herein.

                          (e) Personal Property and Fixtures. If an Event or Default exists, Standard Federal shall have with respect to the personal property at the Project all rights and remedies of a secured party under the Alabama Uniform Commercial Code, including the right to sell it at public or private sale or otherwise dispose of, lease or use it, without regard to preservation of the personal property or its value and without thenecessity of a court order. At Standard Federal's request, theBorrower shall assemble the personal property and make it available to Standard Federal at any place designated by Standard Federal. To the extent permitted by law, the Borrower expressly waives notice and any other formalities prescribed by law with respect to any sale or other disposition of the personal property or exercise of any other right or remedy upon default. The borrower agrees that Standard Federal may sell or dispose of both the premises and the personal property in accordance with the rights and remedies granted under this Mortgage with respect to premises.

                 (f) Rents and Leases. If an Event of Default exists, Standard Federal, at its option, shall have the right, power and authority to terminate the license granted to the Borrower in this Montage to collect the rents, profits, issues and revenues of the Project, whether paid or accruing before or after the filing of any petition by or against the Borrower under the federal Bankruptcy Code, and, without taking possession, in Standard Federal's own name to demand, collect, receive, sue for, attach and levy all of such rents, profits,





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

         issues and revenues, to give proper receipts, releases and acquittances therefor, and to apply the proceeds thereof as set forth in sub-paragraph (h) hereof.

                 (g) Foreclosure Deeds. To the extent permitted by applicable law, the Borrower hereby authorizes and empowers Standard Federal or the auctioneer at any foreclosure sale had hereunder, for and in the name of the Borrower, to execute and deliver to the purchaser or purchasers of any of the Project sold at foreclosure good and sufficient deeds of conveyance or bills of sale thereto.

                 (h) Order of Application of Proceeds. All payments received by Standard Federal as proceeds of any of the Project, as well as any and all amounts realized by Standard Federal in connection with the enforcement of any right or remedy under this Montage, shall be applied by Standard Federal as follows: a. to the payment of all expenses incident to the exercise of any remedies under this Mortgage, including attorneys' fees and disbursements as provided in the Note, appraisal fees, environmental site assessment fees, title search fees and foreclosure notice costs, b. to the payment in full of any of the obligations that are then due and payable (including principal, accrued interest and all other sums accrued hereby) in such order as Standard Federal may elect in its sole discretion, c. to a cash collateral reserve fund to be held by Standard Federal in an amount equal to, and as security for, any of the obligations that are not then due and payable, and d. the remainder, if any, shall be paid to the Borrower or such other persons as may be entitled thereto by law, after deducting therefrom the cost of ascertaining their identity.

                 (i) Multiple Sales. If an Event of Default exists, Standard Federal shall have the option to proceed with foreclosure, either through the courts or by power of sale as provided for in this Mortgage, but without declaring the whole obligations secured hereby due. Any such sale may be made subject to the unmatured part of such obligations, and such sale, if so made, shall not affect the unmatured part of the obligations, but as to such unmatured part of the obligations this Mortgage shall remain in full force and effect as though no sale had been made under this subparagraph. Several sales may be made hereunder without exhausting the right of sale for any remaining part of the obligations secured hereby, whether then matured or unmatured, the purpose hereof being to provide for a foreclosure and sale of the Project for any matured part of the obligations without exhausting the power of foreclosure and the power to sell the Project for any other part of the obligations, whether matured at the time or subsequently maturing.

                 (j) Waiver of Certain Laws. The Borrower waives, to the fullest extent permitted by law, the benefit of all laws now existing or hereafter enacted providing for any appraisement before sale of any portion of the Project (commonly known as appraisement laws), or any extension of time for the enforcement of the collection of the obligations or any creation or extension of a period of redemption from any sale made in collecting the obligations (commonly known as stay laws and redemption laws). The Borrower also waives any and all rights the Borrower may have to a hearing before any governmental authority prior to the exercise by Standard Federal of any of its rights or remedies under the Note and applicable law.

                 (k) Prerequisites of Sales. In case of any sale of the Project as authorized by this paragraph, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder all statements of facts, or other recitals therein made, as to the nonpayment of any of the obligations or as to the advertisement of sale, or the time, place and manner of sale, or as to any other fact or thing, shall be taken in all courts of law or equity as rebuttable presumptive evidence that the facts so stated or recited are true.

                 (l) Foreclosure Reports. Procure mortgage foreclosure or title reports. Borrower covenants to pay forthwith to Standard Federal all sums paid for such purposes with interest at the default rate provided for in the Note, and such sums and the interest thereon shall constitute a further lien upon the Project.

                 (m) Appraisals, etc. Procure appraisals, environmental audits and such other investigations or analyses of the Project as Standard Federal may determine to be required by regulatory or accounting rules, procedures or practices or to otherwise be prudent or necessary. Borrower shall grant Standard Federal free and unrestricted access to the Project for such purposes. Borrower covenants to pay forthwith to Standard Federal all sums paid for such purposes with interest at the default rate provided for in the Note, and such sums and the interest thereon shall constitute a further lien upon the Project.

                 (n) Possession. To enter into peaceful possession of the Project and/or to receive the rent, income and profits therefrom, and to apply the same in accordance with paragraph 17 hereof.

         In the event of any sale of the Project by foreclosure, through suit in equity, by publication or otherwise, the proceeds of any such sale shall be applied in the following order of priority: (1) to all expenses incurred for the collection of Borrower's indebtedness and the foreclosure of the Mortgage, including reasonable attorneys' fees as are permitted by law; (2) to all sums expended or incurred by Standard Federal directly or indirectly in carrying out the covenants and agreements of Borrower under this Mortgage, together with interest thereon;
(3) to all interest accrued under the Note; (4) to the principal balance of the Note and the principal balance of any other indebtedness due from Borrower to Standard Federal; and (5) the surplus, if any, shall be paid to Borrower, unless a court of competent jurisdiction decrees otherwise.

         10. Costs of Legal Proceedings. The Borrower shall pay Standard Federal a reasonable attorney's fee in addition to all other legal costs in case Standard Federal shall become a party, either as plaintiff or defendant, to any legal proceedings in relation to the Project or the lien created hereby, which sums shall be secured hereby and shall be payable forthwith at the default rate set forth in the Note.

         11. Eminent Domain. In the event the entire Project is taken under the power of eminent domain, the entire award or payment in lieu of condemnation, to the full extent of the amount secured hereby, shall be paid to Standard Federal. Standard Federal shall apply such award or payment, first, toward reimbursement of all of Standard Federal's costs and expenses incurred in connection with collecting such award or payment, and then, at Standard Federal's option, to the outstanding principal balance under the Note (without any penalty for prepayment), to fulfill any other covenant herein or to any other obligation of Borrower to Standard Federal.

         In the event of a partial taking of the Project under the power of eminent domain, the entire award or payment in lieu of condemnation, to the full extent of the amount secured hereby, shall be paid over to Standard Federal. Provided there has occurred no Event of Default hereunder, nor any event which with notice or the passage of time or both would become an Event of Default hereunder, and Standard Federal shall reasonably determine that sufficient funds are available from the award or payment and any funds to be provided by Borrower to repair or restore the remaining portion of the Project within a reasonable time and that such repair or restoration is economically feasible, Standard Federal agrees, upon request by the Borrower, to apply the award or payment to repair or restore the remaining portion of the Project, after reimbursement of all costs and expenses of Standard Federal in collecting the award or payment, subject to the following terms and conditions:

                 (a) Standard Federal shall retain the award or payment in an escrow account bearing interest at pass book rates to be disbursed to pay the costs of repair or restoration in accordance with procedures reasonably established by Standard Federal.

                 (b) All plans and specifications for repair or restoration shall be approved by Standard Federal prior to the commencement of any repair or restoration, which approval shall not be unreasonably withheld or delayed.

                 (c) All repair or restoration shall be done by or under the direction of Borrower, shall be in accordance with the approved plans and specifications, shall be in a workmanlike manner free from all defects, shall be in compliance with all statutes, ordinances, rules and regulations applicable thereto and shall be completed free of all construction liens except those being contested in good faith by appropriate proceedings and with respect to which Borrower shall have provided Standard Federal satisfactory security.

                 (d) Standard Federal shall have the right, at Borrower's expense, to inspect all repairs and restoration and, if Standard Federal reasonably determines that any work or materials are not in conformity with the approved plans and specifications or other requirements of sub-paragraph (c) above, to stop the work and order replacement or correction thereof by Borrower.

                 (e) Standard Federal shall not be obligated to make disbursements more frequently than monthly and the remaining undisbursed proceeds shall always be sufficient to meet the total estimated remaining costs to complete the repair or restoration plus 10% of such costs.

                 (f) All proceeds of the award or payment in excess of the amounts necessary to repair or restore the Project may be applied, at Standard Federal's option, to the outstanding principal balance under the Note (without penalty for prepayment), to fulfill any other covenant herein or any other obligation of Borrower to Standard Federal, or released to Borrower.

         In the event all of the conditions to the use of the award or payment to repair or restore the Project which are outlined above are not satisfied, Standard Federal, at its option, may apply the award or payment or any part thereof, first, toward reimbursement of all costs and expenses of Standard Federal in collecting such award or payment, and then, to the outstanding principal balance under the Note (without any penalty for prepayment), to fulfill any other covenant herein or any other obligation of Borrower to Standard Federal, or to the restoration or repair of the Project.

         Application by Standard Federal of any condemnation award or payment or portion thereof to the outstanding principal balance under the Note shall not excuse Borrower from making the regularly scheduled payments due thereunder, nor shall such application extend or reduce the amount of such payments. Standard Federal is hereby empowered in the name of Borrower to receive, and give acquittance for, any such award or payment, whether it is joint or several; provided, however, that Standard Federal shall not be held responsible for failure to collect any such award or payment, regardless of the cause of such failure.

         12. Books and Records. The Borrower covenants and agrees to furnish to Standard Federal promptly certificates of occupancy and such other books, records, documents, information and statements pertaining to the Borrower, the Project and its operations and any guarantor(s) as Standard Federal may request. All books, records and other information provided by Borrower hereunder shall be in a form that is acceptable to Standard Federal and all costs of providing the same shall be borne entirely by Borrower.

         13. Secondary Financing. Borrower will not, without the prior written consent of Standard Federal, mortgage or pledge the Project or any part thereof as security for any other loan or obligation of Borrower. If any such mortgage or pledge is entered into without the prior written consent of Standard Federal, the entire indebtedness secured hereby, may, at the option of Standard Federal, be declared immediately due and payable without notice. Further, Borrower also shall pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Project for any repairs or improvements that are now or may hereafter be made thereon, and shall not, without Standard Federal's prior written consent, permit any lien, security interest, encumbrance or charge of any kind to accrue and remain outstanding against the Project or any part thereof, or any improvements thereon, irrespective of whether such lien, security interest, encumbrance or charge is junior to the lien of this Mortgage. Notwithstanding the foregoing, if any personal property by way of additions, replacements or substitutions is hereafter purchased and installed, affixed or placed by Borrower on the Project under a security agreement, the lien or title of which is superior to the lien created by this Mortgage, all the right, title and interest of Borrower in and to any and all such personal property, together with the benefit of any deposits or payments made thereon by Borrower, shall nevertheless be and are hereby assigned to Standard Federal and are covered by the lien of this Mortgage.

         14. Payment Upon Acceleration Subject to Any Prepayment Penalty. Upon the occurrence of an Event of Default by Borrower hereunder and following the acceleration of maturity as provided in paragraph 9 hereof, a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby, made at any time prior to the foreclosure sale by Borrower, or by anyone in behalf of the Borrower, shall constitute an evasion of the payment terms of the Note and shall be deemed to be a voluntary prepayment thereunder, and any such payment, to the extent permitted by law, will therefore include the premium required under the prepayment privilege, if any, contained in the Note.

         15. Security Agreement and Financing Statements. Borrower shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances as Standard Federal may reasonably require for accomplishing the purposes hereof, including financing statements required by Standard Federal to protect its interest under the provisions of the Uniform Commercial Code, as amended, forthwith upon the written request of Standard Federal. Upon any failure of Borrower to do so, Standard Federal may execute, record, file, re- record and refile any and all such documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Standard Federal as agent and attorney-in-fact of Borrower for the foregoing purposes. This instrument is intended by the parties to be, and shall be construed as, a security agreement, as that term is defined and used in Article Nine of the Uniform Commercial Code, as amended, and shall grant to Standard Federal a security interest in that portion of the Project with respect to which a security interest can be granted under Article Nine of the Uniform Commercial Code, as amended, which security interest shall include a security interest in all personalty owned by Borrower, whether now owned or subsequently acquired, which is or in the future may be physically located on or affixed to the Project described in Exhibit "A" hereto, regardless of whether such personalty consists of fixtures under applicable law, a security interest in the proceeds and products of the proceeds of all insurance policies now or hereafter covering all or any part of such collateral. For purposes of Article Nine of the Uniform Commercial Code, (a) Borrower herein is the "debtor", (b) Standard Federal herein is the "secured party", (c) information concerning the security interest created hereby may be obtained from Standard Federal at its address set forth on page 1 hereof, and (d) Borrower's mailing address is that set forth on page 1 hereof.

         This Mortgage shall also be effective as a financing statement filed as a fixture filing for purposes of Article 9 of the Uniform Commercial Code. The fixture filing covers all goods that are or are to become affixed to the premises. The goods are described by item or type on pages 1 and 2 of this Mortgage. This Mortgage is signed by the debtor (Borrower) also as a fixture filing. The real estate to which the goods are or to be affixed is described in Exhibit A. The Borrower is a record owner of the real estate.

         16. Assignment of Contracts and Agreements. Borrower hereby assigns to Standard Federal, as further security for the indebtedness secured hereby, Borrower's interest in all agreements, contracts (including contracts for the lease or sale of the Project or any portion thereof), licenses and permits affecting the

Project. Such assignment shall not be construed as a consent by Standard Federal to any agreement, contract, license, or permit so assigned, or to impose upon Standard Federal any obligations with respect thereto. Borrower shall not cancel or amend any of the agreements, contracts, licenses and permits hereby assigned (nor permit any of the same to terminate if they are necessary or desirable for the operation of the Project), except in the ordinary course of business, without first obtaining, on each occasion, the written approval of Standard Federal. This paragraph shall not be applicable to any agreement, contract, license or permit that terminates if it is assigned without the consent of any party thereto (other than Borrower) or issuer thereof, unless such consent has been obtained or this assignment is ratified by such party or issuer; nor shall this paragraph be construed as a present assignment of any agreement, contract, license or permit that Borrower is required by law to hold in order to operate the Project for the purposes intended.

         17. Absolute Assignment of Leases and Rents. In further consideration of Standard Federal making the loans evidenced by the Note and as additional security for the payment of the indebtedness evidenced by the Note, including interest thereon, and the performance of all of Borrower's obligations hereunder or secured hereby, and under any other document executed simultaneously or in connection herewith, Borrower does hereby grant, bargain, sell, assign, transfer and set over unto Standard Federal all the rents, profits and income under all leases or occupancy agreements or arrangements, however evidenced or denominated, upon or affecting the Project (including any extensions, amendments or renewals thereof), whether such rents, profits and income are due or are to become due, including all such leases in existence or coming into existence during the period this Mortgage is in effect. This assignment shall run with the land until this Mortgage is discharged in full and be good and valid as against Borrower and those claiming by, under or through Borrower, from the date of recording of this Mortgage. This assignment shall continue to be operative during the foreclosure or any other proceedings taken to enforce this Mortgage. In the event of a foreclosure sale which results in a deficiency, this assignment shall stand as security during the redemption period for the payment of such deficiency. This assignment is an absolute assignment of the rents, profits and income, as described beforesaid, but shall not be construed as obligating Standard Federal to perform any of the covenants or undertakings required to be performed by Borrower in any leases.

         Borrower covenants and agrees not to cancel, accept a surrender of, modify or alter (orally or in writing), reduce the rental under or consent to the assignment or subletting of the lessee's interest in, any lease affecting the Project, except in the ordinary course of business and on commercially reasonable terms, or to make any other assignment, pledge or other disposition of such leases, or any of them, or of the rents, issues and profits derived from the use of the mortgaged premises. Any of the above acts, if done without the written consent of Standard Federal, shall be null and void.

         Borrower warrants and represents that all leases or copies of leases which have been delivered to Standard Federal are in full force and effect and there are no defaults existing thereunder, and that Borrower has not: (a) executed any prior assignments presently subsisting of any leases or rentals pertaining to the Project, (b) performed any acts or executed any other instruments which might prevent or limit Standard Federal's operating under any of the terms and conditions of this Mortgage, (c) executed or granted any modification whatever of any lease pertaining to the Project which has not been disclosed to Standard Federal, or (d) subordinated any lease to the lien of this Mortgage, except on terms acceptable to Standard Federal.

         Until the occurrence of an Event of Default hereunder, Borrower may receive, collect and enjoy the rents and income from the Project. Upon the occurrence of an Event of Default under this Mortgage, Standard Federal shall be entitled to, at its option, to enter upon the Project, or any part thereof, by its officers, agents, or employees, and: (a) collect the rents and income from the Project as long as an Event of Default exists and during the pendency of any foreclosure proceedings and, if there is a deficiency, during any redemption period, (b) rent or lease the Project or any portion thereof upon such terms and for such time as it may deem best, (c) operate or maintain the Project, (d) maintain proceedings to recover rents or possession of the Project from any tenant or trespasser, and apply the net proceeds of such rent and income, after payment of all proper charges and expenses, to the following purposes: (1) payment of all of the costs and expenses incurred by Standard Federal in exercising its rights under this paragraph; (2) payment of interest and principal due under the Note; (3) payment of all other sums secured hereby;
(4) payment of expenses of preserving the Project, including taxes and insurance premiums. Notwithstanding the foregoing, Standard Federal, in its sole discretion, may change the priorities set forth above for the application of the net proceeds of such rent and income. The Borrower hereby authorizes Standard Federal in general to perform all acts necessary for the operation and maintenance of the Project in the same manner and to the same extent that the Borrower might reasonably so act. Standard Federal shall only be accountable for money actually received by it pursuant to the assignment contained in this paragraph. Such entry and taking possession of the Project, or any part thereof, by Standard Federal, may be made by actual entry and possession, or by written notice served personally upon or sent by certified mail to the last address of the Borrower appearing on the records of Standard Federal, as Standard Federal may elect, and no further authorization or notice shall be required. BORROWER HEREBY WAIVES ANY RIGHT TO NOTICE, OTHER THAN THE NOTICE PROVIDED ABOVE AND WAIVES ANY RIGHT TO ANY HEARING

JUDICIAL OR OTHERWISE PRIOR TO STANDARD FEDERAL EXERCISING ITS RIGHTS UNDER THE ASSIGNMENT CONTAINED IN THIS PARAGRAPH.

         Standard Federal and its duly authorized agents shall be entitled to enter the Project for the purpose of delivering any and all such notices and other communications to the tenants and occupiers thereof or to take such other steps as shall be necessary or desirable in Standard Federal's discretion to exercise its rights hereunder, and Standard Federal and its agents shall have absolutely no liability to Borrower arising therefrom, except for gross negligence or willful misconduct. Standard Federal shall not, however, be obligated to give any tenant or occupier of the Project any notice by personal delivery and Standard Federal may, in its sole discretion, deliver all such notices and communications by ordinary first-class U.S. mail, postage prepaid, or otherwise.

         The Borrower irrevocably consents that any lessee or lessees under any leases covering the Project, upon demand and notice from Standard Federal of Borrower's default under the Note or this Mortgage, shall pay all rents, issues and profits under such leases to Standard Federal without any obligation upon any such lessee or lessees for the determination of the actual existence of any default.

         In the event that Borrower obstructs Standard Federal in its efforts to collect the rents and income from the Project, or after requested by Standard Federal, unreasonably refuses, fails or neglects to assist Standard Federal in collecting such rent and income, Standard Federal shall be entitled to the appointment of a receiver of the Project and of the income, rents and profits therefrom, with such powers as the court making such appointment may confer.

         The Borrower covenants and agrees to perform and discharge each and every obligation, covenant, and agreement required to be performed by the landlord under all leases covering the Project, and should the Borrower fail so to do, then Standard Federal, but without obligation to do so, and without releasing the Borrower from any obligation hereof, may make or do the same in such manner and to such extent as Standard Federal may deem necessary to protect the security hereof. Nothing herein contained shall be construed to bind Standard Federal to perform any of the terms and provisions contained in the leases, or otherwise to impose any obligation upon Standard Federal. Any default by the Borrower in the performance of any of the obligations contained in this paragraph, which is not cured within 30 days after notice thereof from Standard Federal to Borrower, or, if the default is of a kind which cannot be cured within 30 days, if Borrower fails to undertake the cure of such default within 30 days after notice thereof from Standard Federal to Borrower and thereafter diligently pursue such cure and complete it within a reasonable time, shall constitute and be deemed to be a default under the terms of this

Mortgage entitling Standard Federal to exercise the rights and remedies provided by this Mortgage.

         Standard Federal shall at no time have any obligation whatever to attempt to collect rent from any tenant or occupier of the Project notwithstanding that such tenants and occupiers may not be paying rent to either Borrower or to Standard Federal. Further, Standard Federal shall at no time have any obligation whatever to enforce any other obligations owed by tenants or occupiers of the Project to Borrower. No action taken by Standard Federal under this Mortgage shall put Standard Federal in the position of a "mortgagee in possession."

         Borrower shall at no time collect advance rent under any lease upon, affecting or pertaining to the Project or any part thereof in excess of one month (other than as a security deposit) and Standard Federal shall not be bound in any respect by any rent prepayment made or received in violation of the terms hereof.

         Standard Federal shall have the right to assign the Borrower's right, title and interest in all leases covering the Project to any subsequent holder of this Mortgage or the Note, and to assign the same to any person acquiring title to the Project through foreclosure or otherwise.

         18. Environmental Representations and Indemnity. The Borrower represents and warrants to Standard Federal:

         (a) Neither the Borrower nor, to the best of Borrower's knowledge after due inquiry, any prior owner of the Project or any other person has caused or permitted any waste, oil, pesticides, or any substance or material of any kind which is currently known or suspected to be toxic or hazardous, including but not limited to any substance defined as a "Hazardous Waste" in Title 40, Part 261 of the Code of Federal Regulations, (hereinafter referred to as "Hazardous Material") to be discharged, dispersed, released, stored, treated, generated, disposed of, or allowed to escape on, under or at the Project, nor has the Project, or any part thereof ever been used by the Borrower or, to the best of Borrower's knowledge after due inquiry, any prior owner of the Project or any other person, as a dump, storage or disposal site for any Hazardous Material.

         (b) To the best of Borrower's knowledge, no asbestos or asbestos-containing materials have been installed, used, incorporated into, or disposed of on the Project.

         (c) To the best of Borrower's knowledge, no polychlorinated biphenyls ("PCBs") are located on or in the Project, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form.

         (d) To the best of Borrower's knowledge, no underground storage tanks are located on the Project or were located on the Project and subsequently removed or filled.

         (e) The Borrower (1) has not received any notice of any release or threatened release of any Hazardous Materials in, under or upon the Project or of any violation of any environmental or ecological protection laws or regulations with respect to the Project, and (2) does not know of any basis for any such notice or violation with respect to the Project.

         Borrower hereby indemnifies Standard Federal and agrees to hold Standard Federal harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Standard Federal for, with respect to, or as a direct or indirect result of (a) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Project of any Hazardous Material, including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims, asserted or arising under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material, the costs of any required or necessary clean-up or detoxification of the Project, the costs of the preparation of any clean-up or closure plans and reasonable attorney's fees and costs, or (b) the presence of any asbestos on the Project (including, without limitation, the cost of removal) regardless of whether or not caused by, or within the control of, Borrower.

         19. Due on Sale. Standard Federal in making the loan secured by this Mortgage is relying upon the integrity of Borrower and its undertaking to maintain the Project. If Borrower should (a) sell, transfer, convey or assign the Project, or any right, title or interest therein, whether legal or equitable, whether voluntarily or involuntarily, by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest (other than leases to tenants) with a term greater than three years, lease option contract or any other method of conveyance of real property interests; or (b) cause, permit or suffer any change in the current ownership or management of the Borrower; or (c) cause, permit or suffer any change in the current management and control of the Project or in the degree of control Borrower exercises or is empowered to exercise over the decisions affecting the ownership and operation of the Project as of the date hereof, then, and in any such event, Standard Federal shall have the right at its sole option thereafter to declare all sums secured hereby and then unpaid to be due and payable forthwith although the period limited for the payment thereof shall not then have expired, anything contained to the contrary hereinbefore notwithstanding, and thereupon to exercise all of its rights and remedies under this Mortgage. If the ownership of the Project, or any part thereof, becomes vested in a person other than the Borrower (with or without Standard Federal's consent), Standard Federal may deal with such successor or successors in interest with reference to this Mortgage, and the indebtedness hereby secured, in the same manner as with the Borrower, without in any manner vitiating, releasing or discharging the Borrower's liability hereunder or upon the indebtedness hereby secured. No sale of the Project and no forbearance or extensions by Standard Federal of the time for payment of the indebtedness hereby secured or the performance of the covenants and agreements herein provided shall in any way operate to release, discharge, modify, change or affect the lien of this Mortgage or the liability of Borrower on the Note or for the performance hereof, either in whole or in part, and the Borrower shall at all times continue primarily liable on the indebtedness secured hereby until this Mortgage is fully discharged or Borrower is formally released by an instrument in writing duly executed by Standard Federal.

         20. Binding Effect. Until this Mortgage is discharged in full, all of the covenants and conditions hereof shall run with the land and shall be binding upon the successors and assigns of Borrower, and shall inure to the benefit of the successors and assigns of Standard Federal. Any reference herein to "Borrower" or "Standard Federal" shall include their respective successors and assigns.

         21. Notices. All notices, demands and requests required or permitted to be given to Borrower hereunder or by law shall be deemed delivered when deposited in the United States mail, with full postage prepaid thereon, addressed to Borrower at the last address of Borrower on the records of Standard Federal.

         22. No Waiver. No waiver by Standard Federal of any right or remedy granted hereunder shall affect or extend to any other right or remedy of Standard Federal hereunder, nor affect the subsequent exercise of the same right or remedy by Standard Federal for any further or subsequent Event of Default by Borrower hereunder, and all such rights and remedies of Standard Federal hereunder are cumulative. Time is of the essence.

         23. Severability. If any provision(s) hereof are in conflict with any statute or rule of law or are otherwise unenforceable for any reason whatever, then such provision(s) shall be deemed null and void to the extent of such conflict or unenforceability, but shall be deemed separable from and shall not invalidate any other provisions of this Mortgage.

         24. Pronouns. If more than one person joins in the execution hereof, or is of the feminine sex, or a corporation, the pronoun and relative words herein used shall be read as if in plural, feminine or neuter, respectively.

         25. Defeasance. This Mortgage is made upon the condition that if (a) all of the indebtedness of the Borrower secured hereunder, including all future advances and other future indebtedness, obligations and liabilities included therein are paid in full, and (b) the Borrower reimburses Standard Federal for any amounts Standard Federal has paid in respect of liens, impositions, prior mortgages, insurance premiums, repairing or maintaining the Project, performing the Borrower's obligations under any lease related to the Project, performing the Borrower's obligations under environmental matters, and any other advancements hereunder, and interest thereon, and (c) the Borrower fulfills all of the Borrower's other obligations under this Mortgage, and (d) Standard Federal has no obligations to extend any further credit to or for the account of the Borrower that is secured by this Mortgage, and (e) any other conditions set forth in paragraph 26 hereof are fulfilled, this conveyance shall be null and void upon the filing by Standard Federal of the written instrument of termination described in Paragraph 26 hereof.

         26. Termination. This Mortgage and Standard Federal's liens under this Mortgage in the Project will not be terminated until a written mortgage satisfaction instrument executed by one of Standard Federal's officers is filed for record in the county in which the premises is located. Except as otherwise expressly provided in this Mortgage, no satisfaction of this Montage shall in any way affect or impair the representations, warranties, agreements or other obligations of the Borrower or the powers, rights and remedies of Standard Federal under this Mortgage with respect to any transaction or event occurring prior to such satisfaction, all of which shall survive such satisfaction. Even if any of the obligations owing to Standard Federal at any one time should be paid in full this Mortgage will continue to secure any obligations that might later be owed to Standard Federal until such mortgage satisfaction instrument has been executed and recorded. In no event shall Standard Federal be obligated to satisfy its liens under this Mortgage or return or release any of the Project to the Borrower (a) until the payment in full or all obligations then outstanding, (b) if Standard Federal is obligated to extend credit to the Borrower, (c) if any contingent obligation of the Borrower to Standard Federal remains outstanding or (d) until the expiration of any period for avoiding or setting aside any payment to Standard Federal remains outstanding or (d) until the expiration of any period for avoiding or setting aside any payment to Standard Federal under bankruptcy or insolvency laws.

         27. Assignments. Standard Federal shall have the right to assign (in whole or in part), transfer or sell participation in its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Standard Federal under this Mortgage.

         IN WITNESS WHEREOF, this Mortgage was executed and delivered by the undersigned on the day and year first above written.

WITNESSES:                                 BORROWER:

                                           MCCLAIN OF ALABAMA, INC., a Michigan
                                                  corporation


                                         By:
-------------------------                     --------------------------------
                                                Carl L. Jaworski

                                           Its:  Secretary/Treasurer
-------------------------                        --------------------------


STATE OF MICHIGAN           )
                            )  ss
COUNTY OF OAKLAND           )

         I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Carl L. Jaworski, whose name as Secretary/Treasurer of McClain of Alabama, Inc., a Michigan corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instruments, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this 29th day of August, 1996

                                            -----------------------------------

                                           Notary Public,
                                                          ---------------------

                                           County, Michigan
                                           My commission expires:
                                                                 --------------


THIS INSTRUMENT PREPARED BY AND WHEN RECORDED RETURN TO:

Daniel C. Watson, Esq.
Standard Federal Bank, a federal savings bank
2600 West Big Beaver Road
Troy, Michigan 48084

                                  "EXHIBIT A"
                              LEGAL DESCRIPTION


A partel of land lying and being in Section 11. Township 17 North, Range 1 East. Range 1 East, Marengo County, Alabama, containing 88.1 acres more or less, and being more particularly described as follows:

Commence at the southwest corner of the Northeast Quarter of the Southwest Quarter of said Section 11; thence run north Q1'50' west along the west boundary of said Northeast Quarter of Southwest Quarter a distance of 82.6 feet to a concrete monument set to mark the point of beginning; thence run north 40'29' east parallel to and 350 feet perpendicular from the centerline of the existing runway No.4 of the Demopolis Airport a distance of 3,245.9 feet to a concrete monument set 600 feet perpendicular from the centerline of existing runway No.13 of the said Demopolis Airport; thence run north 51'55' west and parallel to said runway No. 13 a distance of 1,568.8 feet to a concrete monument set on the southeast boundary of a cemetery; thence run south 38'05' west a distance of 20.0 feet to a concrete monument set at the southern most corner of said cemetery; thence run north 51'55' west along the southwest boundary of said cemetery a distance of 43.2 feet to a concrete monument set near the left bank of the Tombigbee River; thence southwestwardly along the southeast edge of said Tombinee River to the point of intersection of said river and the west boundary of the Southeast Quarter of the Northwest Quarter of Section 11, said course follows generally among amender line described as; from last named concrete monument run south 47'04' est a distance of 515.2 feet; thence run south 50'42' west a distance of 370.0 feet to a concrete monument found on the said west boundary of the Southeast Quarter of the Northwest Quarter near the left bank of said river; thence run south 01'50' east and along the west boundary of said Southeast Quarter of Northwest Quarter and Northeast Quarter of Southwest Quarter a distance of 2,590.2 feet to the point of beginning.

LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT HERETOFORE CONVEYED TO ALABAMA POWER COMPANY AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: